SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 1, 1999
                                                        -----------------


                                CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


Bermuda                          0-24521                      Not Applicable
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(State or Other Jurisdiction   (Commission                  (IRS Employer
  of Incorporation)             File Number)                 Identification No.)



Cedar House, 41 Cedar Avenue, Hamilton, Bermuda             HM 12
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, including area code (441) 295-2244
                                                  ----------------



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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.         Other Events.
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     On October 1, 1999,  CoreComm  Limited  announced  that it priced a private placement of $150 million 6% Convertible Subordinated Notes Due 2006 (the "Convertible Notes"). CoreComm also granted an over-allotment option of an additional $25 million of Convertible Notes in connection with the private placement. The Convertible Notes are convertible into CoreComm common stock and have a conversion price of $41.09 per share.


Item 7.        Financial Statements and Exhibits.
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                  Exhibits

99.1           Press Release, issued October 1, 1999

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CORECOMM LIMITED
                                        (Registrant)


                                        By: /s/ Richard J. Lubasch
                                        --------------------------
                                        Name:   Richard J. Lubasch
                                        Title:  Senior Vice President,
                                                 General Counsel and Secretary



Dated:   October 4, 1999

                                  EXHIBIT INDEX
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Exhibit                                                Page
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99.1     Press Release, issued October 1, 1999